PORTOLA PACKAGING, INC.
                             1994 STOCK OPTION PLAN

                            amended November 6, 1996
                             amended March 25, 1999


1.      Purpose and Types of Options.  This 1994 Stock Option Plan
(the "Plan") is intended to increase the incentives of, and encourage stock ownership by, employees and consultants (including members of the Company's Board of Directors who are not employees of the Company) providing services to Portola Packaging, Inc., a Delaware corporation (the "Company"), or to corporations which are or become subsidiary corporations of the Company. The term "subsidiary corporations" as used in this Plan shall have the meaning specified in Section 4.2 hereof.
The Plan is intended to provide such employees and consultants with a proprietary interest (or to increase their proprietary interest) in the Company, and to encourage them to continue their employment or engagement by the Company or its subsidiaries. Options granted pursuant to the Plan, at the discretion of the Company's Board of Directors ("Board"), may be either incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or options that do not so qualify as incentive stock options and which are referred to herein as non-qualified stock options.

2. Stock. The capital stock subject to the Plan shall be shares of the Company's authorized but unissued Common Stock ("Common Stock") or treasury shares of Common Stock. The maximum aggregate number of shares of Common Stock which may be issued under the Plan is Three Million Five Hundred Thousand (3,500,000), subject to adjustments pursuant to Section 8 hereof. In the event that any outstanding option under the Plan shall expire by its terms or is otherwise terminated for any reason (or if shares of Common Stock of the Company which are issued upon exercise of an option granted hereunder are subsequently reacquired by the Company pursuant to contractual rights of the Company under the particular stock option agreement), the shares of the Common Stock allocated to the unexercised portion of such option (or the shares so reacquired by the Company pursuant to the terms of the stock option agreement) shall again become available to be made subject to options granted under the Plan. Notwithstanding any other provision of this Plan, the aggregate number of shares of Common Stock subject to outstanding options granted under this Plan at any given time, plus the aggregate number of shares which have been issued upon exercise of all options granted under this Plan and which remain outstanding, shall never be permitted to exceed the maximum number of shares specified above in this Section 2 (subject to adjustments under Section 8).

3. Administration. The Plan shall be administered by the Board. Any action by the Board with respect to the administration of the Plan shall be taken by the vote of a majority of a quorum of its members present at a duly held meeting or without a meeting by unanimous written consent of all directors. The interpretation and construction by the Board of any provision of this Plan, or of any option granted pursuant hereto, shall be final, binding and conclusive. No member of the Board shall be liable to the Company or to any subsidiary or parent corporation, or to the holder of any option granted hereunder for any action, inaction, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. Notwithstanding the foregoing, the Board shall have the authority to delegate some or all of its duties to administer this Plan and to exercise its powers hereunder to a committee ("Committee") appointed by the Board. For purposes of this Plan, all references herein to "Board" shall be deemed to also refer to any such Committee. Any Committee charged with administration of the Plan shall have all the powers and protections provided to the Board under this Plan until the Board shall revoke or restrict such powers or protections. More specifically, the Board, subject to compliance with the remaining provisions of this Plan, shall have the following powers and authority (which listing is provided by way of example and is not intended to be comprehensive or limiting to the extent of powers not included):

                3.1 Selection of Optionees. To determine the persons providing services to the Company to whom, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

                3.2 Number of Option Shares. To determine the number of shares of Common Stock to be subject to options granted to each such person;

                3.3 Exercise Price. To determine the price to be paid for the shares of Common Stock upon the exercise of each option;

                3.4 Term and Exercise Schedule. To determine the term and the exercise schedule of each option;

                3.5 Other Terms of Options. To determine the terms and conditions of each stock option agreement (which need not be identical) entered into between the Company and any person to whom the Board determines to grant an option;

                3.6 Interpretation of Plan. To interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan;

                3.7 Amendment of Options. With the consent of the holder thereof, to modify or amend any option granted under the Plan; and

                3.8 General Authority. To take such actions and make such determinations deemed necessary or advisable by the Board for the administration of the Plan, subject to complying with the Plan and with applicable legal requirements.

4.      Eligibility and Award of Options.

                4.1 Authority to Grant and Eligibility. The Board shall have full and final authority, in its discretion and at any time and from time to time during the term of this Plan, to grant or authorize the granting of options to such officers, directors and employees of, and consultants retained by, the Company or its subsidiary corporations as it may select, and to determine the number of shares of Common Stock to be subject to each option. Any individual who is eligible to receive a stock option under this Plan shall be eligible to hold more than one option at any given time, in the discretion of the Board. The Board shall have full and final authority in its discretion to determine, in the case of employees (including employees that are officers or directors), whether such options shall be incentive stock options or non-qualified stock options; however, no incentive stock option may be granted to any person who is not a bona fide employee of the Company or of a subsidiary corporation of the Company. Persons selected by the Board who are prospective employees of, or consultants to be retained by, the Company or its subsidiaries, including members of the Board, shall be eligible to receive non-qualified stock options; provided, however, that in the case of such prospective employment or other engagement, the exercisability of such options shall be subject in each case to such person in fact becoming an employee or consultant, as applicable, of the Company or its subsidiaries.

                4.2 Certain Restrictions Applicable to Stock Options. No stock option shall be granted to any employee who, at the time such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company, or of any parent corporation or subsidiary corporation of the Company, unless the exercise price (as provided in Section 5.1 hereof) is not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date the option is granted and, if an incentive stock option, the period within which the option may be exercised (as provided in Section 5.2 hereof) does not exceed five (5) years from the date the option is granted. As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f), respectively, of the Internal Revenue Code. For purposes of this
Section 4.2, in determining stock ownership, an employee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries, as applicable. Additionally, for purposes of this Section 4.2, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the employee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the employee or by any other person. Additionally, the aggregate fair market value (determined as of the date an option is granted) of the Common Stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any one calendar year (under this Plan and under all other incentive stock option plans of the Company and of any parent or subsidiary corporation) shall not exceed One Hundred Thousand Dollars ($100,000). If the aggregate fair market value (determined as of the date an option is granted) of the Common Stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any calendar year exceeds One Hundred Thousand Dollars ($100,000), the options for the first One Hundred Thousand Dollars ($100,000) worth of shares of Common
Stock to become exercisable in such calendar year shall be incentive stock options and the options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year shall be non-qualified stock options. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the fair market value of shares of Common Stock permitted to be subject to incentive stock options, such different limit shall be automatically incorporated herein and shall apply to options granted after the effective date of such amendment.

                4.3 Date of Grant. The date on which an option is granted shall be stated in each option agreement and shall be the date of the Board's authorization of such grant or such later date as may be set by the Board at the time such grant is authorized.

5. Terms and Provisions of Option Agreements. Each option granted under the Plan shall be evidenced by a stock option agreement between the person to whom the option is granted and the Company. Each such agreement shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent herewith as the Board may deem appropriate in each case:

                5.1 Exercise Price. The price to be paid for each share of Common Stock upon the exercise of an option shall be determined by the Board at the time the option is granted; provided however, that (1) no non-qualified stock option shall have an exercise price less than eighty-five percent (85%) of the fair market value of the Common Stock on the date the option is granted; (2) no incentive stock option shall have an exercise price less than one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted and
(3) all stock options granted to the ten percent (10%) stockholders shall have the exercise price set at not less than one hundred ten percent (110%) of fair market value at the date of the grant, as provided in Section 4.2 hereof. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be the closing price on the trading day next preceding that date on the principal securities exchange on which the Company's Common Stock is listed, or, if such Common Stock is not then listed on any securities exchange, the fair market value of the Common Stock on such date shall be the mean of the closing bid and asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation
System ("NASDAQ") on the trading day next preceding such date. In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by NASDAQ, then the Board shall in good faith determine the fair market value of the Company's Common Stock on such date, with such determination being based upon past arms-length sales by the Company of its equity securities and other factors considered relevant in determining the Company's fair value; provided, however, that any individual form of option agreement may provide for alternative means of valuation for the purpose of repurchase at fair market value of shares acquired.

                5.2 Term of Options. The period or periods within which an option may be exercised shall be determined by the Board at the time the option is granted, but no exercise period shall exceed ten (10) years from the date the option is granted (or five (5) years in the case of any incentive stock option granted to a ten percent (10%) stockholder as described in Section 4.2 hereof).

                5.3 Exercisability. Stock options granted under this Plan shall be exercisable at such future time or times (or may be fully exercisable upon grant), whether or not in installments, as shall be determined by the Board and provided in the form of stock option agreement. Notwithstanding any other provisions of this Plan, no option may be exercised after the expiration of ten (10) years from the date of grant.

                5.4 Method of Payment for Common Stock Upon Exercise. Except as otherwise provided in the applicable stock option agreement (subject to the limitations of this Plan), the exercise price for each share of Common Stock purchased under an option shall be paid in full in cash at the time of purchase (or by check acceptable to the Board). At the discretion of the Board, the stock option agreement may provide for (or the Board may permit) the exercise price to be paid by one or more of the following additional alternative methods: (i) the surrender of shares of the Company's Common Stock, in proper form for transfer, owned by the person exercising the option and having a fair market value on the date of exercise equal to the exercise price, provided that such shares (a) have been owned by the optionee for more than six (6) months and have been paid for within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act") (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (b) were obtained by the optionee in the public market, (ii) to the extent permitted under the applicable provisions of the Delaware General Corporation Law, the delivery by the person exercising the option of a full recourse promissory note executed by such person, bearing interest at a per annum rate which is not less than the "test rate" as set by the regulations promulgated under Sections 483 or 1274, as applicable, of the Internal Revenue Code and as in effect on the date of exercise, or
(iii) any combination of cash, shares of Common Stock or promissory notes, so long as the sum of the cash so paid, plus the fair market value of the shares of Common Stock so surrendered and the principal amounts of the promissory notes so delivered, is equal to the aggregate exercise price. Without limiting the generality of the foregoing, the form of option agreement may provide (or the Board may otherwise permit, in its discretion) that the option be exercised through a "net issue" exercise procedure (cash-less exercise), whereby the optionee may elect to receive shares of the Company's Common Stock having an aggregate fair market value at the date of exercise equal to the net value of the portion of the option so exercised as of the exercise date. For purposes of the foregoing, the net value of any option (or portion thereof) as of such exercise date shall be equal to the aggregate fair market value of the shares subject to the option (or portion thereof being exercised) less the aggregate exercise price of the option (or portion thereof). In such event the Company shall issue to the optionee a number of shares of the Company's Common Stock having a fair market value as of the date of exercise equal to the net value of the option
(or portion thereof being exercised). No share of Common Stock shall be issued under any option until full payment therefor has been made in accordance with the terms of the stock option agreement (and in compliance with the Plan). Notwithstanding the foregoing, an Option may not be exercised by surrender to the Company of shares of the Company's Common Stock to the extent such surrender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's Common Stock. Any promissory note accepted upon the exercise of an option from a person who is a consultant or other independent contractor retained by the Company or any subsidiary shall be adequately secured by collateral other than the shares of the Common Stock acquired upon such exercise. Additionally, if permitted by the form of stock option agreement, or at the Board's discretion, any such promissory note may permit the payment of principal and interest accruing thereunder by surrender of shares of the Company's Common Stock, in proper form for transfer, and having a fair market value on the date of payment and surrender equal to the dollar amount to be applied to principal and accrued interest thereunder.

                5.5 Non-Assignability. No stock option granted under the Plan shall be assignable or transferable by an optionee except by will or the laws of descent and distribution and each stock option granted under the Plan shall be exercisable only by the optionee during his or her lifetime.

                5.6 Termination of Employment Provisions Applicable to Stock Options. Each stock option agreement shall comply with the following provisions relating to early termination of the option based upon termination of the employee's employment with the Company:

                        5.6.1 Death. Upon the death of an employee of the Company, any stock option which such employee holds may be exercised to the extent it was exercisable at the date of death, within such period after the date of death as the Board shall prescribe in the stock option agreement (but not less than six (6) months nor more than twelve (12) months after death), by the employee's representative or by the person entitled thereto under the employee's will or the laws of intestate succession. If the option is not so exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period.

                        5.6.2 Disability. If the employee's employment with the Company is terminated because of the disability of the employee, any stock option which the employee holds may be exercised by the employee within such period after the date of termination of employment resulting from such disability (but not less than six (6) months nor more than twelve (12) months after termination by reason of disability) as the Board shall prescribe in the stock option agreement, to the extent such option would otherwise be exercisable during such period. If the option is not so exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period unless the employee dies prior thereto, in which event the employee shall be treated as though his or her death occurred on the date of termination resulting from such disability and the provisions of Section 5.6.1 hereof shall apply.

                        5.6.3 Transfer to Related Corporation. In the event that an employee of the Company leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company, or if the employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, such employee shall be deemed to continue as an employee of the Company for all purposes of this Plan, and any reference to employment by the Company shall also be deemed to refer to employment by any parent or subsidiary of the Company.

                        5.6.4 Other Severance. In the event an employee of the Company leaves the employ of the Company for any reason other than as set forth above in this Section 5.6, any incentive stock option which such employee holds must be exercised, to the extent it was exercisable at the date such employee left the employ of the Company, not later than three (3) months after the date on which the employee's employment terminates (or such shorter period as may be prescribed in the option agreement, the minimum specified period being thirty (30) days). The stock option shall terminate upon the expiration of such prescribed period.

                5.7 Effect of Termination of Engagement of Non-Employees on Non-Qualified Stock Options. The Board, in its discretion, may provide in each non-qualified stock option agreement issued to a consultant or non-employee Director retained by the Company such provisions as the Board deems appropriate with respect to whether, and if so when, the option (or any portion thereof) shall be terminated prior to normal expiration (or otherwise affected) upon any termination of the optionee's engagement as a consultant providing services to the Company. Any reference in this Plan to services of a consultant to the Company shall be deemed (for all purposes of this Plan) to mean and include the existence of a consulting relationship with any parent corporation or subsidiary corporation of the Company.

                5.8 Extension if Exercise Prevented by Law. Notwithstanding the provisions of Sections 5.6 and 5.7, if the exercise of an Option within the applicable time periods set forth therein is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the optionee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the date of grant pursuant to Section 4.3.

                5.9 All Options Subject to Terms of this Plan. In addition to the provisions contained in any option agreement granted under this Plan, each such stock option agreement shall provide that the same is subject to the terms and conditions of this Plan and each optionee shall be given a copy of this Plan. Further, any terms or conditions contained in any such stock option agreement granted hereunder which are inconsistent in any respect with the provisions of this Plan shall be disregarded and void, or shall be deemed amended to the extent necessary to comply with the provisions of this Plan and the intent of the Board.

                5.10 Other Provisions. Option agreements under the Plan shall contain such other provisions, including, without limitation:
(i) restrictions and conditions upon the exercise of the option,
(ii) rights of first refusal in favor of the Company (or its assignees) applicable to shares of Common Stock acquired upon exercise of an option which are subsequently proposed to be transferred by the optionee, (iii) lock-up agreements (applicable in the event of the public offering of the Common Stock of the Company) restricting an optionee from any sales or other transfers of option stock for a designated period of time following the effective date of a registration statement under the Securities Act of 1933, (iv) other restrictions on the transferability or right to retain shares of the Common Stock received upon the exercise of the option, including repurchase rights at original cost based on a vesting schedule, (v) commitments to pay cash bonuses, make loans or transfer other property to an optionee upon exercise of any option, and
(vi) restrictions required by federal and applicable state securities laws, as the Board shall deem necessary or advisable; provided that no such additional provision shall be inconsistent with any other term or condition of this Plan and no such additional provision shall cause any incentive stock option granted hereunder to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code. Without limiting the generality of the foregoing, the Board may provide in the form of stock option agreement that, in lieu of an exercise schedule, the option may immediately be exercisable in full and provide a "vesting schedule" with respect to the stock so purchased, giving the Company (or its assignees) the right to repurchase the shares of Common Stock at cost (or some other specified amount) to the extent such shares have not become vested upon any termination of the optionee's employment or other engagement with the Company, which vesting may depend upon or be related to the attainment of performance goals or other conditions
(such as the passage of stated time periods) pursuant to which the obligation to resell such shares to the Company shall lapse.

6. Securities Law Requirements. The Board shall require any potential optionee, as a condition of the exercise of an option, to represent and establish to the satisfaction of the Board that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. No shares of Common Stock shall be issued upon the exercise of any option unless and until:
(i) the Company and the optionee have satisfied all applicable requirements under the Securities Act and the Securities Exchange Act of 1934, as amended, (ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied, and (iii) all other applicable provisions of state and federal law have been satisfied. The Board shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

7. Withholding Taxes. The exercise of any option granted under this Plan shall be conditioned upon the optionee's payment to the Company of all amounts (in addition to the exercise price) required to meet federal, state or local taxes of any kind required by law to be withheld with respect to shares to be issued on exercise of such option. The Board, in its discretion, may declare cash bonuses to an optionee to satisfy any such withholding requirements or may incorporate provisions in the form of stock option agreement allowing (or after grant of the option may permit, in its discretion) an optionee to satisfy any such withholding obligations, in whole or in part, by delivery of shares of the Company's Common Stock already owned by the optionee and which are not subject to repurchase, forfeiture, vesting or other similar requirements or restrictions. The fair market value of any such shares used to satisfy such withholding obligations shall be determined as of the date the amount of tax to be withheld is to be determined. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee (whether regular salary, commissions, or otherwise) any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options granted under the Plan.

8.      Adjustments Upon Changes in Capitalization or Merger.

                8.1 Stock Splits and Similar Events. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by outstanding options granted under this Plan and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

                8.2 Mergers and Acquisitions. Subject to any required action by the Company's Board and stockholders, if the Company shall be the surviving corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its parent corporation (determined immediately after such merger or consolidation), the options granted under this Plan shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of such options would have been entitled. A dissolution or liquidation of the Company or a sale of all or substantially all its business and assets or a merger or consolidation in which the Company is not the surviving corporation or which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its parent corporation (determined immediately after such merger or consolidation) will cause the options granted hereunder to terminate, unless the agreement of such sale, merger, consolidation or other acquisition otherwise provides.

                8.3 Board's Determination Final and Binding Upon Optionees. The foregoing determinations and adjustments in this
Section 8 relating to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company shall give notice of any such adjustment or action to each optionee; provided, however, that any such adjustment or action shall be effective and binding for all purposes, whether or not such notice is given or received.

                8.4 No Fractions of Shares. Fractions of shares shall not be issued by the Company. Instead, such fractions of shares shall either be paid in cash at fair market value or shall be rounded up or down to the nearest share, as determined by the Board.

                8.5 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 8, no additional rights shall accrue to any optionee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to options granted hereunder.

                8.6 No Limitations on Company's Discretion. The grant of options under this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.      No Additional Employment Related Rights or Benefits.

                9.1 No Special Employment Rights. Nothing contained in this Plan or in any option granted hereunder shall confer upon any optionee any right with respect to the continuation of his or her employment or other engagement by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or consulting relationship or to increase or decrease the compensation of any optionee. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of an optionee's employment or other engagement shall be determined by the Board.

                9.2 Other Employee Benefits. The amount of any compensation deemed to be received by any employee or consultant as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employment (or other engagement) related benefits of such optionee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or as expressly provided for in the option agreement. The granting of an option shall impose no obligation upon the optionee to exercise such option.

10. Rights as a Stockholder and Access to Information. No optionee and no person claiming under or through any such optionee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of any option granted under this Plan, unless and until the option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued to the optionee or to his or her estate. No adjustment shall be made for dividends or any other rights if the record date relating to such dividend or other right is before the date the optionee became a stockholder. Holders of options granted under this Plan shall be provided annual financial statements. Upon written request to the Secretary of the Company, any optionee shall be entitled to inspect, at the executive offices of the Company, the information made available to stockholders of the Company pursuant to
Section 220 or any other applicable provision of the Delaware General Corporation Law. The Company shall deliver to each optionee during the period for which he or she has one or more options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company, except the Company shall not be required to deliver such information to key employees whose duties in connection with the Company assure their access to equivalent information.

11. Modification, Extension and Renewal of Options. Subject to the limitations of this Plan, the Board may modify, extend or renew outstanding options granted under the Plan. Furthermore, the Board may, subject to the other provisions of this Plan, upon the cancellation of previously granted options having higher per share exercise prices, regrant options at a lower price; provided, however, that no such modification or cancellation and regrant of an option shall, without the written consent of the optionee, alter or impair any rights of the optionee under any option previously granted under the Plan.

12. Use of Proceeds. The proceeds received from the sale of shares of the Common Stock upon exercise of options granted under the Plan shall be used for general corporate purposes.

13. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan and all options issued hereunder.

14.     Term of Plan.

                14.1 Effective Date. The Plan became effective when adopted by the Board on November 18, 1994 but no stock option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders by the vote of the holders of a majority of the outstanding shares of the Company present and entitled to vote at a duly held meeting of the Company's stockholders (or by consent of the holders of the outstanding shares of the Company entitled to vote) in accordance with the requirements of the Company's Bylaws and the Delaware General Corporation Law. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, any incentive stock options previously granted under the Plan shall terminate and no further incentive stock options shall be granted. Subject to the foregoing limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                14.2 Termination. Unless sooner terminated in accordance with Section 15, the Plan shall terminate upon the earlier of: (i) the close of business on the last business day preceding the tenth (10th) anniversary of the date of the Plan's adoption by the Board occurs, or
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to options granted under the Plan and none of such shares shall remain subject to contractual repurchase rights of the Company pursuant to "vesting" or other similar provisions.
If the date of termination is determined under clause (i) above, then any options outstanding on such date shall continue to have force and effect in accordance with the provisions of the option agreements evidencing such options.

15. Early Termination and Amendment of the Plan. The Board may from time to time suspend or terminate the Plan or revise or amend it; provided, however, that, without the approval of the Company's stockholders (except as to 15.1 below, which also requires the consent of the affected optionees) at a duly held meeting of the Company's stockholders by the vote of a majority of the shares present and entitled to vote (or by written consent of the holders entitled to vote) in compliance with the requirements of the Company's Bylaws and the Delaware General Corporation Law, no such action of the Board shall:

                15.1 Modifications of Outstanding Options. Without the consent of each affected optionee, alter or impair any rights of an optionee under any option previously granted under the Plan;

                15.2 Increases in Number of Shares Subject to the Plan. Increase the aggregate number of shares of the Common Stock which may be issued upon exercise of options granted under the Plan (except for adjustments made pursuant to Section 8 hereof);

                15.3 Changes in Eligibility. Change the designation of employees eligible to receive incentive stock options under the Plan;

                15.4 Plan Duration. Extend the termination date beyond that provided in Section 14.2;

                15.5 Changes not Approved by Legal Counsel. Otherwise amend or modify the Plan (or outstanding options) under circumstances where stockholder approval is considered necessary in the opinion of legal counsel to the Company; or

                15.6 Changes to this Section. Amend this Section 15 to defeat its purposes.

                            PORTOLA PACKAGING, INC.

                   EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT



        THIS EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT ("Agreement") by and between Portola Packaging, Inc., a Delaware corporation (the
"Company"), and [______________________] (the "Employee"), is made as of the [______] day of [__________], 199[__] (such date being sometimes referred to herein as the date of "grant").

                              R E C I T A L S

        A. The Company has adopted and implemented its 1994 Stock Option Plan (the "Plan") permitting the grant of stock options to employees and consultants of the Company and its subsidiary corporations (as defined in the Plan), some of which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to purchase shares of the authorized but unissued common stock or treasury shares of the Company.

        B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "Board") has authorized the granting of a stock option to the Employee, thereby allowing the Employee to acquire or increase his or her ownership interest in the Company.

                              A G R E E M E N T

        NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

        1. Grant of Stock Option. The Company hereby grants to the Employee a non-transferable and non-assignable option to purchase an aggregate of up to [________________] ([______]) shares of the
Company's Class B Common Stock, Series 1, par value $0.001, ("Common Stock"), at the exercise price of [________________] ($[______]) per share, upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "the Option" or "this Option").

        2. Term and Type of Option. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, this Option and all rights of the Employee to purchase Common Stock hereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on [_______________], 20[___]. This Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code but the Company does not represent or warrant that this Option qualifies as such. Accordingly, the Employee understands that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of this Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder and for at least two
(2) years after the date of grant of this Option. The Employee shall promptly notify the Company in writing in the event that the Employee sells or otherwise disposes of any shares acquired upon exercise of this Option before the expiration of such periods. (NOTE: If the aggregate exercise price of the Option (that is, the exercise price set forth in Section 1 multiplied by the number of shares subject to the Option set forth in Section 1) plus the aggregate exercise price of any other incentive stock options held by the Employee (whether granted pursuant to the Plan or any other stock option plan of the Company) is greater than One Hundred Thousand Dollars ($100,000), the Employee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an incentive stock option).

        3. Exercise Schedule. Subject to the remaining provisions of this Agreement, this Option shall be exercisable as follows:

                3.1 First Installment. The Employee may not exercise this Option until [____________],
199[___] (the "Initial Exercise Date"). As of the Initial Exercise Date, the Employee may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded up to the nearest whole number of shares).

                3.2 Subsequent Installments. Upon the [_______] day of each [____________], [____________],
[____________] and [____________] following the Initial Exercise Date, the Employee may exercise this Option for up to an additional five percent (5%) of the shares covered hereby (rounded up to the nearest whole number of shares), so that this Option shall become fully
exercisable as of [       ], 20[___].  In no event shall the Option be
exercisable for more shares than the number of shares set forth in
Section 1.

                3.3 Cumulative Nature of Exercise Schedule. The exercise dates specified above refer to the earliest dates on which this Option may be exercised with respect to the stated percentages of the Common Stock covered by this Option and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates (until the expiration date specified in Section 2 above or any earlier termination of this Option pursuant to Section 6 or 7.2 of this Agreement). Except as permitted in Section 6, the Employee must be and remain in the employ of the Company, or of any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)), during the entire period commencing with the date of grant of this Option and ending with each of the periods appearing in the above schedule in order to exercise this Option with respect to the shares applicable to any such period. Any references in this Agreement to the Employee's employment with the Company shall be deemed to also refer to the Employee's employment with any parent or subsidiary of the Company, as applicable.

                3.4 Overriding Limitation on Time For Exercise. Notwithstanding any other provisions of this Agreement, the Option may not be exercised after the expiration of ten (10) years from the date of grant.

        4. Right of First Refusal. The Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                4.1 Notice of Proposed Sale. If the Employee desires to sell or otherwise transfer any of his or her shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                4.2 Option of Company to Purchase. For thirty (30) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the Option to elect to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (and its assignees) shall pay cash for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the Option of similarly issuing promissory notes of like form, tenor and effect. Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in San Francisco, California or Menlo Park, California. The cost of the arbitration shall be borne in equal shares by the Company and the Employee. In the event the Company (and its assignees) elects to purchase all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                4.3 Assignability of Company's Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or stockholders, with or without consideration.

                4.4 Closing of Company Purchase. In the event the Company (and its assignees) elects to acquire all of those shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within thirty (30) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or as otherwise set forth above within thirty (30) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                4.5     Transferred Shares Remain Subject to
Restrictions. In the event the Company (and its assignees) do not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the thirty (30) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the Notice of Exercise attached as Exhibit A hereto.

                4.6 Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 10 and 12-21 hereof).

                        4.6.1   Transfer to Family Member.  The
Employee's transfer of any or all shares held subject to this Agreement (either during the Employee's lifetime or on death by will or intestacy) to such Employee's immediate family or to any custodian or trustee for the account of the Employee or his or her immediate family. "Immediate family" as used herein shall mean spouse, lineal descendants, father, mother, or brother or sister of the Employee.

                        4.6.2   As Security for Certain Loans.  The
Employee's bona fide pledge or mortgage of any shares with a commercial lending institution.

                4.7     Waivers by the Company.  The provisions of this
Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board or a Committee thereof.

                4.8 Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to this Agreement shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly complied with.

                4.9 Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

                        4.9.1 Public Offering. The date securities of the Company are first offered and sold to the public generally pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); or

                        4.9.2 Acquisition of the Company. Immediately prior to the acquisition of substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

        5. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective with the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to this Agreement (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the effective date of such registration statement. The Company may impose stop-transfer instructions with respect to the shares of the Common
Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

        6. Rights on Termination of Employment. Upon the termination of the Employee's employment with the Company (and with any parent or subsidiary corporation of the Company), the Employee's right to exercise this Option shall be limited in the manner set forth in this Section 6 (and this Option shall terminate in the event not so exercised), and subject to the limitation provided in Section 3.4.

                6.1 Death. If the Employee's employment is terminated by death, the Employee's estate may, for a period of twelve
(12) months following the date of the Employee's death, exercise the Option to the extent it was exercisable by the Employee on the date of death in accordance with Section 8.2. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death under the Employee's will or the laws of intestate succession.

                6.2 Retirement. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within the twelve (12) month period following such termination and subject to the proviso set forth below in this Section 6.2, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior thereto, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 above shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under
Section 422 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date the Employee's employment is terminated by voluntary retirement.

                6.3 Disability. If the Employee's employment is terminated because of a permanent and total disability, the Employee may, within twelve (12) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under
Section 422 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee's termination due to a partial, temporary or other disability not meeting the requirements of Internal Revenue Code
Section 22(e)(3).

                6.4     Other Termination.  If the Employee's
employment is terminated for any reason other than provided in Sections 6.1, 6.2 and 6.3 above, the Employee or the Employee's estate may, within three (3) months after the date of the Employee's termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                6.5 Transfer of Employment to Related Corporation. In the event the Employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company or if the Employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, the Employee shall be deemed to continue as an employee of the Company for all purposes of this Agreement.

                6.6 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten
(10) years from the date of grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

        7.      Adjustments upon Changes in Capitalization or Merger.

                7.1 Stock Splits and Similar Events. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

                7.2 Mergers and Acquisitions. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled. Any of (i) a dissolution or liquidation of the Company;
(ii) a sale of substantially all of the Company's business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate, unless the agreement of such sale, merger, consolidation or other transaction otherwise provides.


                7.3 Board's Determination Final and Binding Upon the Employee. To the extent that the foregoing adjustments in this
Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                7.4 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option, unless and until this Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                7.5 No Limitations on Company's Discretion. The grant of the Option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        8.      Manner of Exercise.

                8.1 General Instructions for Exercise. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise, in substantially the form attached hereto as Exhibit A, which Notice of Exercise shall specify the number of shares of Common Stock which the Employee elects to purchase. Upon receipt of such Notice of Exercise and of payment of the purchase price, the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                8.2 Exercise Procedure After Death. To the extent exercisable after the Employee's death, this Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons to whom this Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of this Option, under the applicable laws of descent and distribution. Any such transferee exercising this Option must furnish the Company with
(1) written Notice of Exercise and relevant information as to his or her status, (2) evidence satisfactory to the Company to establish the validity of the transfer of this Option and compliance with any laws or regulations pertaining to said transfer, and (3) written acceptance of the terms and conditions of this Option as contained in this Agreement.

        9. Non-Transferable. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

        10. Compliance with Securities and Other Laws. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock hereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and
(v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of this Option shall include the following legend and such other legends as in the opinion of the Company's counsel may be required by the securities laws of any state in which the Employee resides:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT, DATED [____________], A COPY OF WHICH IS ON FILE WITH THE COMPANY.

        11. No Right to Continued Employment. Nothing contained in this Agreement shall: (i) confer upon the Employee any right with respect to the continuance of employment by the Company, or by any parent or subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any parent or subsidiary corporation, to terminate the Employee's employment at any time.
Except to the extent the Company and the Employee shall have otherwise agreed in writing, the Employee's employment shall be terminable by the Company (or by a parent or subsidiary, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in service (including an interruption during military service) shall be deemed a termination of employment for the purposes of this Agreement.

        12. Leave of Absence. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

        13. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the "Committee"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

        14. Option Subject to Terms of Plan. In addition to the provisions hereof, this Agreement and the Option are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit B). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan or under this Agreement.

        15. Notices. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated on the signature page hereof or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

        16. Further Assurances. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement and, when required by any provision of this Agreement to transfer all or any portion of the Common Stock purchased hereunder to the Company (and its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

        17. Successors. Except to the extent the same is specifically limited by the terms and provisions of this Agreement, this Agreement is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

        18. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Employee unless such amendment is required to enable the Option to qualify as an incentive stock option.

        19. Integrated Agreement. This Agreement and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        20. Other Miscellaneous Terms. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        21. Independent Tax Advice. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise hereof. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COMPANY:

                                        PORTOLA PACKAGING, INC.
                                        a Delaware Corporation



                                        By:__________________________
                                        Jack L. Watts,
                                        Chief Executive Officer

                                        Address:  890 Faulstich Court
                                                  San Jose, California 95112



                                        EMPLOYEE:

                                        ________________________________
                                        (Signature)

                                        Print Name: ____________________

                                        Social Security No:______________


                                        Address:_________________________

                             SCHEDULE OF EXHIBITS


Exhibit A:                              Form of Notice of Exercise
                                        for Portola Packaging,
                                        Inc. Employee Incentive Stock
                                        Option Agreement


Exhibit B:                              1994 Stock Option Plan

                                   EXHIBIT A

                           FORM OF NOTICE OF EXERCISE
                           FOR PORTOLA PACKAGING, INC.
                   EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT



Portola Packaging, Inc.
890 Faulstich Court
San Jose, California 95112

Re:  Notice of Exercise of Stock Option

Ladies and Gentlemen:

        I hereby exercise, as of _____________________________, ______, my stock option (granted [____________]) to purchase __________________
shares (the "Option Shares") of the Common Stock, Class B, Series 1 of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $________________ is attached to this notice.

        I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT, DATED [____________], A COPY OF WHICH IS ON FILE WITH THE COMPANY.

        I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including, without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option Shares under the terms and subject to the conditions set forth in Section 19 of the Plan.

        I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the
"Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where I and any purchaser of my shares live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

        I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

        IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



        Signed:_______________________________________

        Print Name:___________________________________



        Dated:_________________________________________

                                   EXHIBIT B



                             1994 STOCK OPTION PLAN

                            PORTOLA PACKAGING, INC.

                  EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT



        THIS EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT ("Agreement") by and between Portola Packaging, Inc., a Delaware corporation (the "Company"), and _______________________ (the "Employee"), is made as of the ______ day of ________________, 199__, (such date being sometimes referred to herein as the date of "grant").

                             R E C I T A L S

A.      The Company has adopted and implemented its 1994 Stock
Option Plan (the "Plan") permitting the grant of stock options to employees and consultants of the Company and its subsidiary corporations (as defined in the Plan), some of which are intended to be non-qualified stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("Common Stock").

B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "Board") has authorized the granting of a non-qualified stock option to the Employee, thereby allowing the Employee to acquire or increase his or her ownership interest in the Company.

                             A G R E E M E N T

        NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

        1. Grant of Stock Option. The Company hereby grants to the Employee a non-transferable and non-assignable option to purchase an aggregate of up to ________________________ (________) shares of the
Company's Common Stock, par value $0.001, at the exercise price of __________________ Dollars ($_____) per share, upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "the Option" or "this Option").

        2. Term and Type of Option. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Options and all rights of the Employee to purchase Common Stock hereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on ____________, 200__. This Option is a non-qualified stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Employee understands that under current law he or she will recognize ordinary income for federal income tax purposes upon exercise of this Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over the exercise price paid for such shares.

        3. Exercise Schedule. Subject to the remaining provisions of this Agreement, this Option shall be exercisable as follows:

                3.1 First Installment. The Employee may not exercise this Option until ________, 199___ (the "Commencement Date"). As of the Commencement Date, the Employee may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded up to the nearest whole number of shares).

                3.2 Subsequent Installments. Upon the _______day of each of _________, _________, _________ and _________ following the
Commencement Date, the Employee may exercise this Option for up to an additional five percent (5%) of the shares covered hereby (rounded up to the nearest whole number of shares), so that this Option shall become fully exercisable as of _________, 200___. In no event shall the Option be exercisable for more shares than the number of shares set forth in Section 1.


                3.3 Cumulative Nature of Exercise Schedule. The exercise dates specified above refer to the earliest dates on which the Option may be exercised with respect to the stated number of shares of the Common Stock covered by this Option and the Option may be exercised with respect to all or any part of any such number of the total shares at any time on or after such dates (until the expiration date specified in Section 2 above or any earlier termination of this Option pursuant to Section 6 or 7.2 of this Agreement). Except as permitted in
Section 6, the Employee must be and remain in the employ of the Company, or of any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)), during the entire period commencing with the date of grant of this Option and ending with each of the periods appearing in the above schedule in order to exercise this Option with respect to the shares applicable to any such period. Any references in this Agreement to the Employee's employment with the Company shall be deemed to also refer to the Employee's employment with any parent or subsidiary of the Company, as applicable.

                 3.4 Overriding Limitation on Time For Exercise. Notwithstanding any other provisions of this Agreement, the Option may not be exercised after the expiration of ten (10) years from the date of grant.

        4. Right of First Refusal. The Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                4.1 Notice of Proposed Sale. If the Employee desires to sell or otherwise transfer any of his or her shares of Common Stock, the Employee shall first give written notice thereof to the Company.
The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.
                4.2 Option of Company to Purchase. For thirty (30) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (and its assignees) shall pay cash for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect. (Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in San Francisco, California or San Jose, California. The cost of the arbitration shall be borne in equal shares by the Company and the Employee.) In the event the Company (and its assignees) elects to purchase all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                4.3 Assignability of Company's Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or stockholders, with or without consideration.

                4.4 Closing of Company Purchase. In the event the Company (and its assignees) elects to acquire all of those shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within thirty (30) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or as otherwise set forth above within thirty (30) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                4.5 Transferred Shares Remain Subject to Restrictions. In the event the Company (or its assignees) do not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the thirty (30) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the Notice of Exercise and Investment Representation Statement attached as Exhibit
A hereto.

                4.6 Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 10 and 12-19 hereof).

                        4.6.1 Transfer to Family Member. The Employee's transfer of any or all shares held subject to this Agreement (either during the Employee's lifetime or on death by will or intestacy) to such Employee's immediate family or to any custodian or trustee for the account of the Employee or his or her immediate family. "Immediate family" as used herein shall mean spouse, lineal descendants, father, mother, or brother or sister of the Employee.

                        4.6.2   As Security for Certain Loans.  The
Employee's bona fide pledge or mortgage of any shares with a commercial lending institution.

                4.7     Waivers by the Company.  The provisions of this
Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                4.8 Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to this Agreement shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly complied with.

                4.9 Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

                        4.9.1 Public Offering. The date securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); or

                        4.9.2 Acquisition of the Company. Immediately prior to the acquisition of substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

        5. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective with the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to this Agreement (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the effective date of such registration statement. The Company may impose stop-transfer instructions with respect to the shares of the Common
Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

        6. Rights on Termination of Employment. Upon the termination of the Employee's employment with the Company (and with any parent or subsidiary corporation of the Company), the Employee's right to exercise this Option shall be limited in the manner set forth in this
Section 6 (and this Option shall terminate in the event not so exercised), and subject to the limitation provided in Section 3.4.

                6.1 Death. If the Employee's employment is terminated by death, the Employee's estate may, for a period of twelve (12) months following the date of the Employee's death, exercise the Option to the extent it was exercisable by the Employee on the date of death in accordance with Section 8.2. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                6.2 Retirement. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, for a period of twelve (12) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior thereto, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 above shall apply.

                6.3 Disability. If the Employee's employment is terminated because of a disability, the Employee may, within twelve (12) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of
Section 6.1 shall apply.

                6.4 Other Termination. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2 and
6.3 above, the Employee or the Employee's estate may, within three (3) months after the date of Employee's termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                6.5 Transfer of Employment to Related Corporation. In the event the Employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company or if the Employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, the Employee shall be deemed to continue as an employee of the Company for all purposes of this Agreement.

                6.6 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten
(10) years from the date of grant.

        7.      Adjustments upon Changes in Capitalization or Merger.

                7.1 Stock Splits and Similar Events. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

                7.2 Mergers and Acquisitions. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company
(determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled. Any of
(i) a dissolution or liquidation of the Company; (ii) a sale of substantially all of the Company's business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate, unless the agreement of such sale, merger, consolidation or other transaction otherwise provides.

                7.3 Board's Determination Final and Binding Upon the Employee. To the extent that the foregoing adjustments in this
Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                7.4 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option, unless and until this Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                7.5 No Limitations on Company's Discretion. The grant of the Option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


        8.      Manner of Exercise.

                8.1 General Instructions for Exercise. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise ("Notice of Exercise"), in substantially the form attached hereto as Exhibit A, which Notice of Exercise shall specify the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Employee's satisfaction of the minimum withholding amounts of all federal, state and local taxes of any kind required by law to be withheld with respect to shares of Common Stock to be issued upon the exercise of such Option. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of minimum withholding amounts as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative
(if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                8.2 Exercise Procedure After Death. To the extent exercisable after the Employee's death, this Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons to whom this Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of this Option, under the applicable laws of descent and distribution. Any such transferee exercising this Option must furnish the Company with
(1) written Notice of Exercise and relevant information as to his or her status, (2) evidence satisfactory to the Company to establish the validity of the transfer of this Option and compliance with any laws or regulations pertaining to said transfer, and (3) written acceptance of the terms and conditions of this Option as contained in this Agreement.

        9. Non-Transferable. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

        10. Compliance with Securities and Other Laws. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock hereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and
(v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal and state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of this Option. Shares of Common Stock issued upon exercise of this Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by the securities laws of any state in which the Employee resides:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A
STOCK OPTION AGREEMENT, DATED _______________, 199___, A COPY OF
WHICH IS ON FILE WITH THE COMPANY.

        11. No Right to Continued Employment. Nothing contained in this Agreement shall: (i) confer upon the Employee any right with respect to the continuance of employment by the Company, or by any parent or subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any parent or subsidiary corporation, to terminate the Employee's employment at any time.
Except to the extent the Company and the Employee shall have otherwise agreed in writing, the Employee's employment shall be terminable by the Company (or by a parent or subsidiary, if applicable) at will. The Board in its sole discretion shall determine whether any leave of absence or interruption in service (including an interruption during military service) shall be deemed a termination of employment for the purposes of this Agreement.

        12. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the "Committee"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

        13. Option Subject to Terms of Plan. In addition to the provisions hereof, this Agreement and the Option are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit B). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan or under this Agreement.

        14. Notices. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated on the signature page hereof or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

        15. Further Assurances. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement and, when required by any provision of this Agreement to transfer all or any portion of the Common Stock purchased hereunder to the Company (and/or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

        16. Successors. Except to the extent the same is specifically limited by the terms and provisions of this Agreement, this Agreement is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

        17. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Employee.

        18. Integrated Agreement. This Agreement and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        19. Other Miscellaneous Terms. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        20. Independent Tax Advice. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise hereof. The
Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

                                          COMPANY:

                                          PORTOLA PACKAGING, INC.
                                          a Delaware Corporation


                                          By:_____________________
                                          Jack L. Watts,
                                          Chief Executive Officer

                                           Address:  890 Faulstich Court
                                                     San Jose, California 95112


                                          EMPLOYEE:
                                          _________________________________

                                          Social Security No.:_____________

                                          Address:
                                          _________________________________
                                          _________________________________
                                          _________________________________

                              SCHEDULE OF EXHIBITS


Exhibit A:              Form of Notice of Exercise for Portola Packaging,
                        Inc.
                        Director Non-Statutory Stock Option Agreement

Exhibit B:              1994 Stock Option Plan

                                   EXHIBIT A

                          FORM OF NOTICE OF EXERCISE
                          FOR PORTOLA PACKAGING, INC.
                  DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT



Portola Packaging, Inc.
890 Faulstich Court
San Jose, California 95112

Re:  Notice of Exercise of Stock Option

Ladies and Gentlemen:

        I hereby exercise, as of _____________________________, ______, my stock option (granted [____________]) to purchase __________________
shares (the "Option Shares") of the Class B Common Stock, Series 1 of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $________________ is attached to this notice.

        I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A
STOCK OPTION AGREEMENT, DATED [____________], A COPY OF WHICH
IS ON FILE WITH THE COMPANY.

        I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including, without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option Shares under the terms and subject to the conditions set forth in Section 19 of the Plan.

        I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the
"Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where I and any purchaser of my shares live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

        I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

        IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.


                        Signed:______________________

                    Print Name:______________________

                        Dated:_______________________

                                   EXHIBIT B

                             1994 STOCK OPTION PLAN

                           PORTOLA PACKAGING, INC.

                 DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT



        THIS DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT ("Agreement") by and between Portola Packaging, Inc., a Delaware corporation (the "Company"), and [____________] (the "Optionee"), is made as of the [_____] day of [____________], 199[___] (such date being sometimes referred to herein as the date of "grant").

                             R E C I T A L S

        A. The Company has adopted and implemented its 1994 Stock Option Plan (the "Plan") permitting the grant of stock options to employees and consultants (including members of the Company's Board of Directors who are not employees of the Company) of the Company and its subsidiary corporations (as defined in the Plan), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to purchase shares of the authorized but unissued Class B Common Stock, Series 1 or treasury shares of the Company ("Common Stock").

        B.      [____________] ("Director") is a director of the Company.

        C. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "Board") has authorized the granting of a non-qualified stock option to the Director thereby allowing the Director to acquire an ownership interest (or increase its, his or her ownership interest) in the Company.

                           A G R E E M E N T

        NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

        1. Grant of Stock Option. The Company hereby grants to the Optionee a non-transferable and non-assignable option to purchase an aggregate of up to [__________________] ([_________]) shares of the
Company's Class B Common Stock, Series 1, par value $0.001, at the exercise price of [________________] ($[________]) per share, upon the terms and conditions set forth herein. (Such purchase right being sometimes referred to herein as "the Option" or "this Option").

        2. Term and Type of Option. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Optionee to purchase Common Stock hereunder shall expire with respect to all of the shares then subject to this Agreement at 5:00 p.m. Pacific time on [____________], 20[___]. This Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Optionee understands that under current law it will recognize ordinary income for federal income tax purposes in connection with exercise of this Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased (determined as of the date of such exercise) over the exercise price paid for such shares.

        3. Exercise Schedule. Subject to the remaining provisions of this Agreement, this Option shall be exercisable as follows:

                3.1     First Installment.  The Optionee may not
exercise this Option until [     ], 199[ ] (the "Initial Exercise
Date"). As of the Initial Exercise Date, the Optionee may exercise this option for up to twenty percent (20%) of the shares covered hereby (rounded up to the nearest whole number of shares).

                3.2 Subsequent Installments. Upon the [_____] day of each [____________], [____________], [____________] and
[____________] following the Initial Exercise Date, the Optionee may exercise this Option for up to an additional five percent (5%) of the shares covered hereby (rounded up to the nearest whole number of shares), so that this Option shall become fully exercisable as of [____________], 20[___]. Subject to Section 7, in no event shall the Option be exercisable for more shares than the number of shares set forth in Section 1.

                3.3 Cumulative Nature of Exercise Schedule. The exercise dates specified above refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by this Option and this Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates (until the expiration date specified in Section 2 above or any earlier termination of this Option pursuant to Section 6 or 7.2 of this Agreement). Except as permitted in Section 6, the Director must be and remain a director or employee of the Company, or of any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)), during the entire period commencing with the date of grant of this Option and ending with each of the periods appearing in the above schedule in order to exercise this Option with respect to the shares applicable to any such period. Any references in this Agreement to the Director serving as a member of the Board or employee of the Company shall be deemed to also refer to the Director serving as a member of the Board or employee of any parent or subsidiary of the Company, as applicable.

                3.4 Exercisability; Overriding Limitation on Time For Exercise. Notwithstanding any other provisions of this Agreement, the Option may not be exercised after the expiration of ten (10) years from the date of grant.

        4. Right of First Refusal. The Optionee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                4.1 Notice of Proposed Sale. If the Optionee desires to sell or otherwise transfer any of its shares of Common Stock, the Optionee shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                4.2 Option of Company to Purchase. For thirty (30) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Optionee's notice were other than cash against delivery, the Company (and its assignees) shall pay cash for said shares equal to the fair market value thereof as determined in good faith by the Board (with the Director abstaining from such determination), except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect. Notwithstanding the foregoing, in the event that the Optionee disagrees with the determination of fair market value made by the Board, the Optionee shall have the right to have such fair market value determined by arbitration in accordance with the commercial rules of the American Arbitration Association. The arbitration shall be held in San Francisco, California or Menlo Park, California. The cost of the arbitration shall be borne in equal shares by the Company and the Optionee. In the event the Company (and its assignees) elects to purchase all of such shares, it shall give written notice to the Optionee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                4.3 Assignability of Company's Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, other directors or stockholders, with or without consideration.

                4.4 Closing of Company Purchase. In the event the Company (and its assignees) elects to acquire all of those shares of the Optionee as specified in the Optionee's notice, the Secretary of the Company shall so notify the Optionee within thirty (30) days after receipt of the Optionee's notice, and settlement thereof shall be made in cash or as otherwise set forth above within thirty (30) days after the date the Secretary of the Company gives the Optionee notice of the Company's election.

                4.5     Transferred Shares Remain Subject to
Restrictions. In the event the Company (and its assignees) do not elect to acquire all of the shares specified in the Optionee's notice, the Optionee may, within the sixty (60) day period following the expiration of the thirty (30) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in its notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company.

                4.6 Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 11 and 13-21 hereof):

                        4.6.1   Transfer to Family Member.  The
Optionee's transfer of any or all shares held subject to this Agreement to such Optionee's beneficial owners or any of their respective immediate family or to any custodian or trustee for the account of the beneficial owner or his or her immediate family. "Immediate family" as used herein shall mean spouse, lineal descendants, father, mother, or brother or sister of the beneficial owner.

                        4.6.2   As Security for Certain Loans.  The
Optionee's bona fide pledge or mortgage of any shares with a commercial lending institution.

                4.7     Waivers by the Company.  The provisions of this
Section 4 may be waived by the Company with respect to any transfer proposed by the Optionee only by duly authorized action of its Board or a Committee thereof.


                4.8 Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to this Agreement shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly complied with.

                4.9 Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

                        4.9.1 Public Offering. The date securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); or

                        4.9.2 Acquisition of the Company. Immediately prior to the acquisition of substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

        5. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective with the SEC, if requested by the Company or by its underwriters, the Optionee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to this Agreement (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the effective date of such registration statement. The Company may impose stop-transfer instructions with respect to the shares of the Common
Stock subject to the foregoing restriction until the end of said period. The Optionee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

        6. Rights on Cessation of Service as a Director. An Option may be exercised by the Optionee after the date (the "Termination
Date") on which the Director ceases to be a member of the Board or employee of the Company or its parent or subsidiary corporations
(referred to as ceasing to be an "Eligible Director") only as set forth below and subject to the limitation provided in Section 3.4:

                6.1 Death. Upon the death of the Director, the Optionee may, for a period of twelve (12) months following the Termination Date, exercise the Option to the extent it was exercisable by the Optionee on the Termination Date.

                6.2 Disability. If the Director ceases to be an Eligible Director because of a disability, the Optionee may, within twelve (12) months following the Termination Date, exercise the Option to the extent it was exercisable by the Optionee on the Termination Date unless the Director dies prior thereto, in which event the Optionee shall be treated as though the Director's death occurred on the date the Director ceased to be an Eligible Director due to a disability and the provisions of Section 6.1 above shall apply.

                6.3 Other Termination. If the Director ceases to be an Eligible Director for any reason other than provided in Sections 6.1 or 6.2 above, the Optionee may, within three (3) months after the Termination Date exercise the Option to the extent it was exercisable by the Optionee on the Termination Date.

        7.      Adjustments upon Changes in Capitalization or Change of
Control.

                7.1 Stock Splits and Similar Events. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

                7.2 Mergers and Acquisitions. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the option is not terminated as set forth below in Section 7.3 upon consummation of such merger or consolidation, the Options shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

                7.3 Change of Control. In the event of a Change of Control (as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Optionee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "Change of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                        7.3.1 the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                        7.3.2 a merger or consolidation in which the Company is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Optionee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Optionee.

                        7.3.3 a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                        7.3.4 the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one (1) or more subsidiaries of the Company.

                        7.3.5   a liquidation or dissolution of the
Company.

                        7.3.6 any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

                7.4 Board's Determination Final and Binding Upon Optionee. To the extent that the foregoing adjustments in this
Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Optionee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                7.5 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Optionee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Optionee nor any person claiming under or through the Optionee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option, unless and until this Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Optionee.

                7.6 No Limitations on Company's Discretion. The grant of the Option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


        8. Manner of Exercise. The Option shall be exercised by the Optionee by completing, executing and delivering to the Company the Notice of Exercise in substantially the form attached hereto as Exhibit A, which Notice of Exercise shall specify the number of shares of Common Stock which the Optionee elects to purchase. The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Optionee's name or in the name of its legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made as set forth in Section 9 below.

        9.      Medium and Time of Payment.

                9.1 The option price (and any and all federal, state and local taxes payable by Optionee by reason of the exercise of this option as set forth in section 9.4) shall be payable upon the exercise of an option in legal tender of the United States (in cash or by certified check), shares of the Common Stock, "Same Day Sales Proceeds" (as defined in Section 9.3) or any combination of such legal tender, shares and Same Day Sales Proceeds.

                9.2 For purposes of calculating payment of the option price and taxes, each share of the Common Stock surrendered in payment of such price shall be valued at its fair market value on the date the option is exercised. Fair market value shall mean (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the date an option is exercised or, if no report is available for such date, for the next preceding date for which such a report is available or (ii) if the Common Stock is not traded Over-The-Counter or on an exchange or is not so quoted by The Wall Street Journal, the amount determined in good faith by the Chief Executive Officer of the Company on the date an option is exercised by applying the rules and principles of valuation set forth in Treasury Regulation
Section 20.2031-2 relating to the valuation of stock for purposes of
Section 2031 of the Code. Notwithstanding the foregoing, an option may not be exercised by tender to the Company of shares of Common Stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's Common Stock. Unless otherwise provided by the Board, an option may not be exercised by tender to the Company of shares of Common Stock unless such shares of Common Stock either have been owned by the Optionee (or its beneficial owners) for more than six
(6) months or were not acquired, directly or indirectly, from the Company.

                9.3 "Same Day Sales Proceeds" shall mean the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of options by means of an assignment of the proceeds of a sale of some or all of the shares of Common Stock to be acquired upon such exercise.

                9.4 It is the intent of the parties that, at the election of the Optionee, Optionee may deliver shares of Common Stock as set forth in and subject to the limitations imposed by Section 9.2 in payment of taxes payable by Optionee in connection with the exercise of this Option. Such taxes shall include both state and federal income taxes on all ordinary income realized by Optionee as a result of the exercise of this Option. The Shares so delivered by Optionee shall be valued at their fair market value in accordance with Section 9.2 and the Company shall treat such shares as taxes withheld. The Company shall pay over to the Internal Revenue Service in cash the fair market value of shares so delivered and shall report to the Internal Revenue Service and the Optionee on Form 1099-MISC or any other appropriate form such withholding taxes.

        10. Non-Transferable. The Option shall be exercisable only by the Optionee and shall not be transferable or assignable by the Optionee in whole or in part. If the Optionee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

        11. Compliance with Securities and Other Laws. This Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock hereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and
(v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of this Option. Shares of Common Stock issued upon exercise of this option shall include the following legend and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT, DATED [____________], A COPY OF WHICH IS ON FILE WITH THE COMPANY.

        12. No Right to Continue as a Director. Nothing contained in this Agreement shall confer upon the Director any right to continue to serve as a director or employee of the Company or any parent or subsidiary corporation of the Company. The Board in its sole discretion shall determine whether any leave of absence or interruption in service (including an interruption during military service) shall be deemed to result in the Director ceasing to be an Eligible Director for purposes of this Agreement.

        13. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the "Committee"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

        14. Option Subject to Terms of Plan. In addition to the provisions hereof, this Agreement and the Option are governed by, and subject to the terms and conditions of, the Plan. The Optionee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit B). The Optionee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan or under this Agreement.

        15. Notices. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated on the signature page hereof or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

        16. Further Assurances. The Optionee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement and, when required by any provision of this Agreement to transfer all or any portion of the Common Stock purchased hereunder to the Company (and its assignees), the Optionee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Optionee of the Common Stock to the Company (and its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

        17. Successors. Except to the extent the same is specifically limited by the terms and provisions of this Agreement, this Agreement is binding upon the Optionee and the Optionee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

        18. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

        19. Integrated Agreement. This Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Optionee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        20. Other Miscellaneous Terms. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

        21. Independent Tax Advice. The Optionee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise hereof. The Optionee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

COMPANY:                               OPTIONEE:

PORTOLA PACKAGING, INC.,
a Delaware corporation


By:
        ___________________________    _____________________________
        Jack L. Watts,
        Chief Executive Officer        Social Security No.:_________


Address:     Portola Packaging, Inc.   Address:_____________________
             890 Faulstich Court               _____________________
             San Jose, CA  95112               _____________________

                            SCHEDULE OF EXHIBITS


Exhibit A:              Form of Notice of Exercise for Portola Packaging,
                        Inc.
                        Director Non-Statutory Stock Option Agreement

Exhibit B:              1994 Stock Option Plan

                                  EXHIBIT A

                         FORM OF NOTICE OF EXERCISE
                         FOR PORTOLA PACKAGING, INC.
                DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT



Portola Packaging, Inc.
890 Faulstich Court
San Jose, California 95112

Re:  Notice of Exercise of Stock Option

Ladies and Gentlemen:

        I hereby exercise, as of _____________________________, ______, my stock option (granted [____________]) to purchase __________________
shares (the "Option Shares") of the Class B Common Stock, Series 1 of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $________________ is attached to this notice.

        I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT, DATED [____________], A COPY OF WHICH IS ON FILE WITH THE COMPANY.

        I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including, without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option Shares under the terms and subject to the conditions set forth in Section 19 of the Plan.

        I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the
"Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where I and any purchaser of my shares live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

        I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

        IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.


                                        Signed: _______________________

                                        Print Name:____________________

                                        Dated:_________________________

                                EXHIBIT B
                          1994 STOCK OPTION PLAN

                         PORTOLA PACKAGING, INC.

               CONSULTANT NON-QUALIFIED STOCK OPTION AGREEMENT


THIS CONSULTANT NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") by and between Portola Packaging, Inc., a Delaware corporation (the
"Company"), and ________________ (the "Consultant"), is made as of the
day of             , 19   (such date being sometimes referred to herein
as the date of "grant").

                          R E C I T A L S

          A. The Company has adopted and implemented its 1994 Stock Option Plan (the "Plan") permitting the grant of stock options to employees and consultants of the Company and its subsidiary corporations (as defined in the Plan), some of which are intended to be non-qualified stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("Common Stock").

          B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "Board") has authorized the granting of a non-qualified stock option to the Consultant, thereby allowing the Consultant to acquire or increase his or her ownership interest in the Company.

                          A G R E E M E N T

        NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

        1. Grant of Stock Option. The Company hereby grants to the Consultant a non-transferable and non-assignable option to purchase an
aggregate of up to                              (                )
shares of the Company's Common Stock, par value $0.001, at the exercise
price of                    ($       ) per share, upon the terms and
conditions set forth herein (such purchase right being sometimes referred to herein as "the Option" or "this Option").

        2. Term and Type of Option. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Consultant to purchase Common Stock hereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific
time on              , 19   .  This Option is a non-qualified stock
option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Consultant understands that under current law he or she will recognize ordinary income for federal income tax purposes in connection with exercise of this Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased (determined as of the date of such exercise) over the exercise price paid for such shares.

         3. Exercise Schedule. Subject to the remaining provisions of this Agreement, this Option shall be exercisable as follows:

                3.1 First Installment. The Consultant may not exercise this Option until the first day of the second year after the date of this Agreement (the "Commencement Date"). As of the Commencement Date, the Consultant may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded up to the nearest whole number of shares).

                3.2 Subsequent Installments. Upon the first day of each _____________, _____________, _____________ and _____________
following the Commencement Date, and continuing thereafter on the first day of each subsequent calendar quarter, the Consultant may exercise this Option for up to an additional ____________ percent (____%) of the shares covered hereby (rounded up to the nearest whole number of shares), so that this Option shall become fully exercisable as of ___________, 19__. In no event shall the Option be exercisable for more shares than the number of shares set forth in Section 1.

                3.3 Cumulative Nature of Exercise Schedule. The exercise dates specified above refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by this Option and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates (until the expiration date specified in Section 2 above or any earlier termination of this Option pursuant to Section 6 or 7.2 of this Agreement). Except as permitted in Section 6, the Consultant must be and remain in a consulting relationship with the Company, or with any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)), during the entire period commencing with the date of grant of this Option and ending with each of the periods appearing in the above schedule in order to exercise this Option with respect to the shares applicable to any such period. Any references in this Agreement to the Consultant's consulting relationship with the Company shall be deemed to also refer to the Consultant's consulting relationship with any parent or subsidiary of the Company, as applicable.

                3.4 Overriding Limitation on Time For Exercise. Notwithstanding any other provisions of this Agreement, the Option may not be exercised after the expiration of ten (10) years from the date of grant.

        4. Right of First Refusal. The Consultant shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                4.1 Notice of Proposed Sale. If the Consultant desires to sell or otherwise transfer any of his or her shares of Common Stock, the Consultant shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                4.2 Option of Company to Purchase. For thirty (30) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Consultant's notice were other than cash against delivery, the Company (and its assignees) shall pay cash for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect. Notwithstanding the foregoing, in the event that the Consultant disagrees with the determination of fair market value made by the Board, the Consultant shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in San Francisco, California or San Jose, California. The cost of the arbitration shall be borne in equal shares by the Company and the Consultant. In the event the Company (and its assignees) elects to purchase all of such shares, it shall give written notice to the Consultant of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                4.3 Assignability of Company's Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or stockholders, with or without consideration.

                4.4 Closing of Company Purchase. In the event the Company (and its assignees) elects to acquire all of those shares of the Consultant as specified in the Consultant's notice, the Secretary of the Company shall so notify the Consultant within thirty (30) days after receipt of the Consultant's notice, and settlement thereof shall be made in cash or as otherwise set forth above within thirty (30) days after the date the Secretary of the Company gives the Consultant notice of the Company's election.

                4.5     Transferred Shares Remain Subject to
Restrictions. In the event the Company (and its assignees) do not elect to acquire all of the shares specified in the Consultant's notice, the Consultant may, within the sixty (60) day period following the expiration of the thirty (30) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company.

                4.6 Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 10 and 12-19 hereof).

                        4.6.1   Transfer to Family Member.  The
Consultant's transfer of any or all shares held subject to this Agreement (either during the Consultant's lifetime or on death by will or intestacy) to such Consultant's immediate family or to any custodian or trustee for the account of the Consultant or his or her immediate family. "Immediate family" as used herein shall mean spouse, lineal descendants, father, mother, or brother or sister of the Consultant.

                        4.6.2    As Security for Certain Loans.  The
Consultant's bona fide pledge or mortgage of any shares with a commercial lending institution.

                4.7     Waivers by the Company.  The provisions of this
Section 4 may be waived by the Company with respect to any transfer proposed by the Consultant only by duly authorized action of its Board.

                4.8 Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to this Agreement shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly complied with.

                4.9 Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

                        4.9.1 Public Offering. The date securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); or

                        4.9.2.  Acquisition of the Company.
Immediately prior to the acquisition of substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

        5. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective with the SEC, if requested by the Company or by its underwriters, the Consultant agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to this Agreement (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the effective date of such registration statement. The Company may impose stop-transfer instructions with respect to the shares of the Common
Stock subject to the foregoing restriction until the end of said period. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of such period. The Consultant shall be subject to this
Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

        6. Rights on Termination of Consulting Services. Upon the termination of the Consultant's consulting relationship with the Company (and with any parent or subsidiary corporation of the Company), the Consultant's right to exercise this Option shall be limited in the manner set forth in this Section 6 (and this Option shall terminate in the event not so exercised), and subject to the limitation provided in
Section 3.4.

                6.1 Death. If the Consultant's consulting relationship with the Company is terminated by death, the Consultant's estate may, for a period of twelve (12) months following the date of the Consultant's death, exercise the Option to the extent it was exercisable by the Consultant on the date of death. The Consultant's estate shall mean the Consultant's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                6.2 Disability. If the Consultant's consulting relationship with the Company is terminated because of a disability, the Consultant may, within twelve (12) months following such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination unless the Consultant dies prior to the expiration of such period, in which event the Consultant shall be treated as though the Consultant's death occurred on the date of termination because of disability and the provisions of
Section 6.1 shall apply.

                6.3     Other Termination.  If the Consultant's
consulting relationship is terminated for any reason other than provided in Sections 6.1 and 6.2 above, the Consultant may, within three (3) months after the date of the Consultant's termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination.

                6.4 Transfer of Engagement to Related Corporation. In the event the Consultant severs his or her consulting relationship with the Company to become a consultant of any parent or subsidiary corporation of the Company or if the Consultant terminates his or her consulting relationship with any such parent or subsidiary corporation to become a consultant to the Company or of another parent or subsidiary corporation, the Consultant shall be deemed to continue his or her consulting relationship with the Company for all purposes of this Agreement.

                6.5 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Consultant is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the date of grant.

        7.      Adjustments upon Changes in Capitalization or Merger.

                7.1 Stock Splits and Similar Events. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

                7.2 Mergers and Acquisitions. Subject to any required action by the Company's Board and stockholders, if the Company shall be the surviving corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its parent corporation (determined immediately after such merger or consolidation), the options granted under this Plan shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of such options would have been entitled. A dissolution or liquidation of the Company or a sale of all or substantially all its business and assets or a merger or consolidation in which the Company is not the surviving corporation or which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its parent corporation (determined immediately after such merger or consolidation) will cause the options granted hereunder to terminate, unless the agreement of such sale, merger, consolidation or other acquisition otherwise provides.

                7.3 Board's Determination Final and Binding Upon the Consultant. To the extent that the foregoing adjustments in this
Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Consultant; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                7.4 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Consultant by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Consultant nor any person claiming under or through the Consultant shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option, unless and until this Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Consultant or to his or her estate.

                7.5 No Limitations on Company's Discretion. The grant of the Option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        8.      Manner of Exercise.

                8.1 General Instructions for Exercise. The Option shall be exercised by the Consultant by completing, executing and delivering to the Company the Notice of Exercise and Investment Representation Statement ("Notice of Exercise"), in substantially the form attached hereto as Exhibit A, which Notice of Exercise shall specify the number of shares of Common Stock which the Consultant elects to purchase. Upon receipt of such Notice of Exercise and of payment of the purchase price, the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Consultant's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                8.2 Exercise Procedure After Death. To the extent exercisable after the Consultant's death, this Option shall be exercised only by the Consultant's executor(s) or administrator(s) or the person or persons to whom this Option is transferred under the Consultant's will or, if the Consultant shall fail to make testamentary disposition of this Option, under the applicable laws of descent and distribution. Any such transferee exercising this Option must furnish the Company with (1) written Notice of Exercise and relevant information as to his or her status, (2) evidence satisfactory to the Company to establish the validity of the transfer of this Option and compliance with any laws or regulations pertaining to said transfer, and (3) written acceptance of the terms and conditions of this Option as contained in this Agreement.


        9. Non-Transferable. The Option shall, during the lifetime of the Consultant, be exercisable only by the Consultant and shall not be transferable or assignable by the Consultant in whole or in part other than by will or the laws of descent and distribution. If the Consultant shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

        10. Compliance with Securities and Other Laws. The Option may be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock hereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and
(v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of this Option. Shares of Common Stock issued upon exercise of this option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A
STOCK OPTION AGREEMENT, DATED                     , A COPY OF
WHICH IS ON FILE WITH THE COMPANY.

        11. No Right to Continued Engagement. Nothing contained in this Agreement shall: (i) confer upon the Consultant any right with respect to the continuance of his or her consulting relationship with the Company, or by any parent or subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any parent or subsidiary corporation, to terminate the Consultant's consulting relationship with the Company at any time. Except to the extent the Company and the Consultant shall have otherwise agreed in writing, the Consultant's consulting relationship with the Company shall be terminable by the Company (or by a parent or subsidiary, if applicable) at will. The Board in its sole discretion shall determine whether any leave of absence or interruption in service (including an interruption during military service) shall be deemed a termination of the Consultant's consulting relationship with the Company for the purposes of this Agreement.

        12. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the "Committee"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

        13. Option Subject to Terms of Plan. In addition to the provisions hereof, this Agreement and the Option are governed by, and subject to the terms and conditions of, the Plan. The Consultant acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit B). The Consultant represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Consultant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan or under this Agreement.

        14. Notices. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated on the signature page hereof or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

        15. Further Assurances. The Consultant shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement and, when required by any provision of this Agreement to transfer all or any portion of the Common Stock purchased hereunder to the Company (and its assignees), the Consultant shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Consultant of the Common Stock to the Company (and its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

        16. Successors. Except to the extent the same is specifically limited by the terms and provisions of this Agreement, this Agreement is binding upon the Consultant and the Consultant's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

        17. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Consultant.

        18. Integrated Agreement. This Agreement and the Plan constitute the entire understanding and agreement of the Consultant and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Consultant and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        19. Other Miscellaneous Terms. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        20. Independent Tax Advice. The Consultant agrees that he or she has obtained or will obtain the advice of independent tax counsel
(or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise hereof. The Consultant acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.


                                        COMPANY:

                                        PORTOLA PACKAGING, INC.
                                        a Delaware corporation


                                        By:_____________________
                                        Its:____________________

                                        Address:   890 Faulstich Court
                                                   San Jose, California 95112


                                        CONSULTANT:


                                        __________________________
                                        (Signature)


                                        Printed:___________________


                                        Address:___________________

                                        ___________________________

                                        ___________________________

                              SCHEDULE OF EXHIBITS




Exhibit A:              Form of Notice of Exercise for Portola Packaging,
                        Inc. Consultant Non-Qualified Stock Option Agreement

Exhibit B:              1994 Stock Option Plan

                                    EXHIBIT A

                            FORM OF NOTICE OF EXERCISE
                           FOR PORTOLA PACKAGING, INC.
                  CONSULTANT NON-QUALIFIED STOCK OPTION AGREEMENT



Portola Packaging, Inc.
890 Faulstich Court
San Jose, California 95112
Attention: Corporate Secretary

Re:     Notice of Exercise of Stock Option

Ladies and Gentlemen:

I hereby exercise, as of                        ,        , my stock
option (granted ___________, 199___) to purchase              shares
(the "Option Shares") of the Class B Common Stock, Series 1, of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of
the option price of $                is attached to this notice.

I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A
STOCK OPTION AGREEMENT, DATED ______________, 199___, A COPY OF
WHICH IS ON FILE WITH THE COMPANY.

I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option Shares under the terms and subject to the conditions set forth in the Plan.

I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the "Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where I and any purchaser of my shares live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

        I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

        IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.




        Signed:_________________________________

        Dated:__________________________________

                                    EXHIBIT B

                             1994 STOCK OPTION PLAN

                         PORTOLA PACKAGING, INC.

                 EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT



        THIS EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT ("Agreement") by and between Portola Packaging, Inc., a Delaware corporation (the
"Company"), and ________ (the "Employee"), is made as of the ____ day of _____, (such date being sometimes referred to herein as the "Date of Grant").

                            R E C I T A L S

        A. The Company has adopted and implemented its 1994 Stock Option Plan (the "Plan") permitting the grant of stock options to employees and consultants of the Company and its subsidiary corporations (as defined in the Plan), some of which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to purchase shares of the authorized but unissued common stock or treasury shares of the Company.

        B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "Board") has authorized the granting of a stock option to the Employee, thereby allowing the Employee to acquire or increase his or her ownership interest in the Company.

                          A G R E E M E N T

        NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

1. Grant of Stock Option. The Company hereby grants to the Employee a non-transferable and non-assignable option to purchase an aggregate of up to _______ (_____) shares of the Company's Class B Common Stock, Series 1 ("Common Stock"), at the exercise price of _____________________($____) per share, upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "the Option" or "this Option").

2. Term and Type of Option. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, this Option and all rights of the Employee to purchase Common Stock hereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on ______. This Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code but the Company does not represent or warrant that this Option qualifies as such. Accordingly, the Employee understands that in order to obtain the benefits of incentive stock option treatment under
Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of this Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder and for at least two (2) years after the date of grant of this Option. The Employee shall promptly notify the Company in writing in the event that the Employee sells or otherwise disposes of any shares acquired upon exercise of this Option before the expiration of such periods. (NOTE: If the aggregate exercise price of the Option (that is, the exercise price set forth in Section 1 multiplied by the number of shares subject to the Option set forth in Section 1) plus the aggregate exercise price of any other incentive stock options held by the Employee (whether granted pursuant to the Plan or any other stock option plan of the Company) is greater than One Hundred Thousand Dollars ($100,000), the Employee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an incentive stock option).

3. Exercise Schedule. Subject to the remaining provisions of this Agreement, this Option shall be exercisable as follows:

                3.1 First Installment. The Employee may not exercise this Option until ________, ______ (the "Commencement Date"). As of the Commencement Date, the Employee may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded up to the nearest whole number of shares).

                3.2 Subsequent Installments. Upon the _________ day of each of _______, ______, _______ and _______ following the
Commencement Date, the Employee may exercise this Option for up to an additional five percent (5%) of the shares covered hereby (rounded up to the nearest whole number of shares), so that this Option shall become fully exercisable as of________. In no event shall the Option be exercisable for more shares than the number of shares set forth in
Section 1.

                3.3 Cumulative Nature of Exercise Schedule. The exercise dates specified above refer to the earliest dates on which this Option may be exercised with respect to the stated percentages of the Common Stock covered by this Option and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates (until the expiration date specified in Section 2 above or any earlier termination of this Option pursuant to
Section 6 or 7.2 of this Agreement). Except as permitted in Section 6, the Employee must be and remain in the employ of the Company, or of any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)), during the entire period commencing with the date of grant of this Option and ending with each of the periods appearing in the above schedule in order to exercise this Option with respect to the shares applicable to any such period. Any references in this Agreement to the Employee's employment with the Company shall be deemed to also refer to the Employee's employment with any parent or subsidiary of the Company, as applicable.

                3.4 Overriding Limitation on Time For Exercise. Notwithstanding any other provisions of this Agreement, the Option may not be exercised after the expiration of ten (10) years from the date of grant.

        4. Right of First Refusal. The Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                4.1 Notice of Proposed Sale. If the Employee desires to sell or otherwise transfer any of his or her shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                4.2 Option of Company to Purchase. For thirty (30) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the Option to elect to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (and its assignees) shall pay cash for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the Option of similarly issuing promissory notes of like form, tenor and effect. Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in San Francisco, California or San Jose, California. The cost of the arbitration shall be borne in equal shares by the Company and the Employee. In the event the Company (and its assignees) elects to purchase all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                4.3 Assignability of Company's Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or stockholders, with or without consideration.

                4.4 Closing of Company Purchase. In the event the Company (and its assignees) elects to acquire all of those shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within thirty (30) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or as otherwise set forth above within thirty (30) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                4.5     Transferred Shares Remain Subject to
Restrictions. In the event the Company (and its assignees) do not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the thirty (30) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company.

                4.6 Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 10 and 13-21 hereof).

                        4.6.1 Transfer to Family Member. The Employee's transfer of any or all shares held subject to this Agreement (either during the Employee's lifetime or on death by will or intestacy) to such Employee's immediate family or to any custodian or trustee for the account of the Employee or his or her immediate family. "Immediate family" as used herein shall mean spouse, lineal descendants, father, mother, or brother or sister of the Employee.

                        4.6.2   As Security for Certain Loans.  The
Employee's bona fide pledge or mortgage of any shares with a commercial lending institution.

                4.7     Waivers by the Company.  The provisions of this
Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                4.8 Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to this Agreement shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly complied with.

                4.9 Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

                        4.9.1 Public Offering. The date securities of the Company are first offered and sold to the public generally pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); or

                        4.9.2 Acquisition of the Company. Immediately prior to the acquisition of substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

        5. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective with the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to this Agreement (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the effective date of such registration statement. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

        6. Rights on Termination of Employment. Upon the termination of the Employee's employment with the Company (and with any parent or subsidiary corporation of the Company), the Employee's right to exercise this Option shall be limited in the manner set forth in this
Section 6 (and this Option shall terminate in the event not so exercised), and subject to the limitation provided in Section 3.4.

                6.1 Death. If the Employee's employment is terminated by death, the Employee's estate may, for a period of twelve
(12) months following the date of the Employee's death, exercise the Option to the extent it was exercisable by the Employee on the date of death in accordance with Section 8.2. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death under the Employee's will or the laws of intestate succession.

                6.2 Retirement. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within the twelve (12) month period following such termination and subject to the proviso set forth below in this Section 6.2, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior thereto, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of
Section 6.1 above shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 422 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date the Employee's employment is terminated by voluntary retirement.

                6.3 Disability. If the Employee's employment is terminated because of a permanent and total disability, the Employee may, within twelve (12) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 422 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee's termination due to a partial, temporary or other disability not meeting the requirements of Internal Revenue Code Section 22(e)(3).

                6.4 Other Termination. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2 and 6.3 above, the Employee or the Employee's estate may, within three
(3) months after the date of the Employee's termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                6.5 Transfer of Employment to Related Corporation. In the event the Employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company or if the Employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, the Employee shall be deemed to continue as an employee of the Company for all purposes of this Agreement.

                6.6 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten
(10) years from the date of grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

        7.      Adjustments upon Changes in Capitalization or Merger.

                7.1 Stock Splits and Similar Events. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

                7.2 Mergers and Acquisitions. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the option is not terminated as set forth below in Section 7.3 upon consummation of such merger or consolidation, the Options shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

                7.3 Change of Control. In the event of a Change of Control (as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Employee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "Change of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                        7.3.1 the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                        7.3.2 a merger or consolidation in which the Company is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Employee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Employee.

                        7.3.3 a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                        7.3.4 the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one (1) or more subsidiaries of the Company.

                        7.3.5   a liquidation or dissolution of the
Company.

                        7.3.6 any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

                7.4 Board's Determination Final and Binding Upon the Employee. To the extent that the foregoing adjustments in this
Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                7.5 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option, unless and until this Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                7.6 No Limitations on Company's Discretion. The grant of the Option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        8.      Manner of Exercise.

                General Instructions for Exercise. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise ("Notice of Exercise"), in substantially the form attached hereto as Exhibit A, which Notice of Exercise shall specify the number of shares of Common Stock which the Employee elects to purchase. Upon receipt of such Notice of Exercise and of payment of the purchase price, the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                8.1 Exercise Procedure After Death. To the extent exercisable after the Employee's death, this Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons to whom this Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of this Option, under the applicable laws of descent and distribution. Any such transferee exercising this Option must furnish the Company with (1) written Notice of Exercise and relevant information as to his or her status, (2) evidence satisfactory to the Company to establish the validity of the transfer of this Option and compliance with any laws or regulations pertaining to said transfer, and (3) written acceptance of the terms and conditions of this Option as contained in this Agreement.

        9. Non-Transferable. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

        10. Compliance with Securities and Other Laws. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock hereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of this Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by the securities laws of any state in which the Employee resides:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT, DATED ________, ______, A COPY OF WHICH IS ON
FILE WITH THE COMPANY.

        11. No Right to Continued Employment. Nothing contained in this Agreement shall: (i) confer upon the Employee any right with respect to the continuance of employment by the Company, or by any parent or subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any parent or subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and the Employee shall have otherwise agreed in writing, the Employee's employment shall be terminable by the Company (or by a parent or subsidiary, if applicable) at will. Subject to
Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in service (including an interruption during military service) shall be deemed a termination of employment for the purposes of this Agreement.

        12. Leave of Absence. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

        13. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the "Committee"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

        14. Option Subject to Terms of Plan. In addition to the provisions hereof, this Agreement and the Option are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit B). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan or under this Agreement.

        15. Notices. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated on the signature page hereof or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

        16. Further Assurances. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement and, when required by any provision of this Agreement to transfer all or any portion of the Common Stock purchased hereunder to the Company (and its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

        17. Successors. Except to the extent the same is specifically limited by the terms and provisions of this Agreement, this Agreement is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

        18. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Employee unless such amendment is required to enable the Option to qualify as an incentive stock option.

        19. Integrated Agreement. This Agreement and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        20. Other Miscellaneous Terms. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        21. Independent Tax Advice. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise hereof. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COMPANY:

                                        PORTOLA PACKAGING, INC.
                                        a Delaware Corporation



                                        By:     _________________________
                                        Its:    _________________________

                                        Address:     ____________________
                                                     ____________________

                                        EMPLOYEE:

                                        _________________________________

                                        Social Security No:_______________


                                        Address:        __________________
                                                        __________________

                               SCHEDULE OF EXHIBITS


Exhibit A:              Form of Notice of Exercise for Portola Packaging,
                        Inc.
                        Employee Incentive Stock Option Agreement

Exhibit B:              1994 Stock Option Plan

                                   EXHIBIT A

                          FORM OF NOTICE OF EXERCISE
                          FOR PORTOLA PACKAGING, INC.
                   EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT



Portola Packaging, Inc.
890 Faulstich Court
San Jose, California 95112
Attention: Corporate Secretary

        Re:     Notice of Exercise of Stock Option

Ladies and Gentlemen:

        I hereby exercise, as of                        ,        , my
stock option (granted __________) to purchase________________________
shares (the "Option Shares") of the Class B Common Stock, Series 1, of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $___________________is attached to this notice.

        I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A
STOCK OPTION AGREEMENT, DATED ________, A COPY OF WHICH IS ON
FILE WITH THE COMPANY.

        I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option Shares under the terms and subject to the conditions set forth in the Plan.

        I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the "Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where
I and any purchaser of my shares live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.


        I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.



        IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                                        Signed: _____________________

                                        Dated:  _____________________

                                    EXHIBIT B



                              1994 STOCK OPTION PLAN

                           PORTOLA PACKAGING, INC.

                 EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT



        THIS EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT ("Agreement") by and between Portola Packaging, Inc., a Delaware corporation (the "Company"), and __________ (the "Employee"), is made as of the ___ day of _____, ____ (such date being sometimes referred to herein as the date of "grant").

                             R E C I T A L S

                The Company has adopted and implemented its 1994 Stock Option Plan (the "Plan") permitting the grant of stock options to employees and consultants of the Company and its subsidiary corporations (as defined in the Plan), some of which are intended to be non-qualified stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("Common Stock").

                The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "Board") has authorized the granting of a non-qualified stock option to the Employee, thereby allowing the Employee to acquire or increase his or her ownership interest in the Company.

                            A G R E E M E N T

        NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

1. Grant of Stock Option. The Company hereby grants to the Employee a non-transferable and non-assignable option to purchase an aggregate of up to ________________________ (________) shares of the
Company's Common Stock, par value $0.001, at the exercise price of __________________ ($___) per share, upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "the Option" or "this Option").

2. Term and Type of Option. Unless earlier terminated in accordance with Sections 6 or 7.3 hereof, the Options and all rights of the Employee to purchase Common Stock hereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on _________, ___. This Option is a non-qualified stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Employee understands that under current law he or she will recognize ordinary income for federal income tax purposes upon exercise of this Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over the exercise price paid for such shares.

3. Exercise Schedule. Subject to the remaining provisions of this Agreement, this Option shall be exercisable as follows:


                3.1 First Installment. The Employee may not exercise this Option until ___________, _____ (the "Commencement Date"). As of the Commencement Date, the Employee may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded up to the nearest whole number of shares).

                3.2 Subsequent Installments. Upon the _________ day of each of ______, ______, _______ and _______ following the Commencement Date, the Employee may exercise this Option for up to an additional five percent (5%) of the shares covered hereby (rounded up to the nearest whole number of shares), so that this Option shall become fully exercisable as of __________. In no event shall the Option be exercisable for more shares than the number of shares set forth in
Section 1.


                3.3 Cumulative Nature of Exercise Schedule. The exercise dates specified above refer to the earliest dates on which the Option may be exercised with respect to the stated number of shares of the Common Stock covered by this Option and the Option may be exercised with respect to all or any part of any such number of the total shares at any time on or after such dates (until the expiration date specified in Section 2 above or any earlier termination of this Option pursuant to
Section 6 or 7.3 of this Agreement). Except as permitted in Section 6, the Employee must be and remain in the employ of the Company, or of any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)), during the entire period commencing with the date of grant of this Option and ending with each of the periods appearing in the above schedule in order to exercise this Option with respect to the shares applicable to any such period. Any references in this Agreement to the Employee's employment with the Company shall be deemed to also refer to the Employee's employment with any parent or subsidiary of the Company, as applicable.

                3.4 Overriding Limitation on Time For Exercise. Notwithstanding any other provisions of this Agreement, the Option may not be exercised after the expiration of ten (10) years from the date of grant.

        4. Right of First Refusal. The Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                4.1 Notice of Proposed Sale. If the Employee desires to sell or otherwise transfer any of his or her shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                4.2 Option of Company to Purchase. For thirty (30) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (and its assignees) shall pay cash for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect. (Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in San Francisco, California or San Jose, California. The cost of the arbitration shall be borne in equal shares by the Company and the Employee.) In the event the Company (and its assignees) elects to purchase all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                4.3 Assignability of Company's Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or stockholders, with or without consideration.

                4.4 Closing of Company Purchase. In the event the Company (and its assignees) elects to acquire all of those shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within thirty (30) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or as otherwise set forth above within thirty (30) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                4.5 Transferred Shares Remain Subject to Restrictions. In the event the Company (or its assignees) do not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the thirty (30) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company.

                4.6 Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 10 and 12-19 hereof).

                        4.6.1 Transfer to Family Member. The Employee's transfer of any or all shares held subject to this Agreement (either during the Employee's lifetime or on death by will or intestacy) to such Employee's immediate family or to any custodian or trustee for the account of the Employee or his or her immediate family. "Immediate family" as used herein shall mean spouse, lineal descendants, father, mother, or brother or sister of the Employee.

                        4.6.1 As Security for Certain Loans. The Employee's bona fide pledge or mortgage of any shares with a commercial lending institution.

                        4.6.2   Waivers by the Company.  The provisions of this
Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                4.7 Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to this Agreement shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly complied with.

                4.8 Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

                        4.9.1 Public Offering. The date securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the
Securities Act of 1933, as amended (the "Securities Act"); or

                        4.9.2 Acquisition of the Company. Immediately prior to the acquisition of substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

        5. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective with the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to this Agreement (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the effective date of such registration statement. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

        6. Rights on Termination of Employment. Upon the termination of the Employee's employment with the Company (and with any parent or subsidiary corporation of the Company), the Employee's right to exercise this Option shall be limited in the manner set forth in this Section 6 (and this Option shall terminate in the event not so exercised), and subject to the limitation provided in Section 3.4.

                6.1 Death. If the Employee's employment is terminated by death, the Employee's estate may, for a period of twelve (12) months following the date of the Employee's death, exercise the Option to the extent it was exercisable by the Employee on the date of death in accordance with Section 8.2. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                6.2 Retirement. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, for a period of twelve (12) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior thereto, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of
Section 6.1 above shall apply.

                6.3 Disability. If the Employee's employment is terminated because of a disability, the Employee may, within twelve (12) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of
Section 6.1 shall apply.

                6.4 Other Termination. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2 and
6.3 above, the Employee or the Employee's estate may, within three (3) months after the date of Employee's termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                6.5 Transfer of Employment to Related Corporation. In the event the Employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company or if the Employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, the Employee shall be deemed to continue as an employee of the Company for all purposes of this Agreement.

                6.6 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten
(10) years from the date of grant.


        7.      Adjustments upon Changes in Capitalization or Merger.

                7.1 Stock Splits and Similar Events. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

                7.2 Mergers and Acquisitions. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the option is not terminated as set forth below in Section 7.3 upon consummation of such merger or consolidation, the Options shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

                7.3 Change of Control. In the event of a Change of Control (as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the
"Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Employee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "Change of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                        7.3.1 the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                        7.3.2 a merger or consolidation in which the Company is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Employee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Employee.

                        7.3.3 a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                        7.3.4 the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one (1) or more subsidiaries of the Company.

                        7.3.5   a liquidation or dissolution of the Company.

                        7.3.6 any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

                7.4 Board's Determination Final and Binding Upon the Employee. To the extent that the foregoing adjustments in this
Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                7.5 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option, unless and until this Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                7.6 No Limitations on Company's Discretion. The grant of the Option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        8.      Manner of Exercise.

                8.1 General Instructions for Exercise. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise ("Notice of Exercise"), in substantially the form attached hereto as Exhibit A, which Notice of Exercise shall specify the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Employee's satisfaction of the minimum withholding amounts of all federal, state and local taxes of any kind required by law to be withheld with respect to shares of Common Stock to be issued upon the exercise of such Option. Upon receipt of such Notice of Exercise and of payment of the purchase price
(and payment of minimum withholding amounts as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                8.2 Exercise Procedure After Death. To the extent exercisable after the Employee's death, this Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons to whom this Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of this Option, under the applicable laws of descent and distribution. Any such transferee exercising this Option must furnish the Company with (1) written Notice of Exercise and relevant information as to his or her status, (2) evidence satisfactory to the Company to establish the validity of the transfer of this Option and compliance with any laws or regulations pertaining to said transfer, and (3) written acceptance of the terms and conditions of this Option as contained in this Agreement.

        9. Non-Transferable. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

        10. Compliance with Securities and Other Laws. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock hereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended (iii) applicable state securities laws,
(iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal and state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of this Option. Shares of Common Stock issued upon exercise of this Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by the securities laws of any state in which the Employee resides:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT, DATED ___________, A COPY OF WHICH IS ON FILE
WITH THE COMPANY.

        11. No Right to Continued Employment. Nothing contained in this Agreement shall: (i) confer upon the Employee any right with respect to the continuance of employment by the Company, or by any parent or subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any parent or subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and the Employee shall have otherwise agreed in writing, the Employee's employment shall be terminable by the Company (or by a parent or subsidiary, if applicable) at will. The Board in its sole discretion shall determine whether any leave of absence or interruption in service (including an interruption during military service) shall be deemed a termination of employment for the purposes of this Agreement.

        12. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the "Committee"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

        13. Option Subject to Terms of Plan. In addition to the provisions hereof, this Agreement and the Option are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit B). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan or under this Agreement.

        14. Notices. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated on the signature page hereof or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

        15. Further Assurances. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement and, when required by any provision of this Agreement to transfer all or any portion of the Common Stock purchased hereunder to the Company (and/or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

        16. Successors. Except to the extent the same is specifically limited by the terms and provisions of this Agreement, this Agreement is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

        17. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Employee.

        18. Integrated Agreement. This Agreement and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        19. Other Miscellaneous Terms. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        20. Independent Tax Advice. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise hereof. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

                                                COMPANY:

                                                PORTOLA PACKAGING, INC.
                                                a Delaware Corporation


                                                By:_________________________
                                                        Jack L. Watts,
                                                        Chief Executive Officer

                                                Address:_____________________
                                                        _____________________

                                                EMPLOYEE:

                                                _____________________________


                                                Social Security No:__________

                                                Address:_____________________
                                                _____________________________

                          SCHEDULE OF EXHIBITS




Exhibit A:      Form of Notice of Exercise for Portola Packaging, Inc.
                Employee Non-Statutory Stock Option Agreement

Exhibit B:      1994 Stock Option Plan

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE
                          FOR PORTOLA PACKAGING, INC.
                   EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT



Portola Packaging, Inc.
890 Faulstich Court
San Jose, California 95112
Attention: Corporate Secretary

        Re:     Notice of Exercise of Stock Option

Ladies and Gentlemen:

        I hereby exercise, as of                        ,        , my
stock option (granted ______) to purchase              shares (the
"Option Shares") of the Class B Common Stock, Series 1, of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the
option price of $                is attached to this notice.

        I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT
TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED
IN A STOCK OPTION AGREEMENT, DATED ______, A COPY OF WHICH
IS ON FILE WITH THE COMPANY.

        I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including without limitation, a any stockholder of the Company, the Company shall have the right to repurchase the Option Shares under the terms and subject to the conditions set forth in the Plan.

        I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the "Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where
I and any purchaser of my shares live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

        I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

        IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                                        Signed:_________________________

                                        Dated:__________________________

                                 EXHIBIT B

                          1994 STOCK OPTION PLAN